EXHIBIT 99.1

Editorial contacts:
Mark Stouse
BMC Software
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markstouse@bmc.com
Jen Cadmus
Waggener Edstrom
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jcadmus@waggeneredstrom.com
BMC Software
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Houston, Texas 77042
United States of America
www.bmc.com
BMC SOFTWARE TO PURCHASE BLADELOGIC
Transforms BMC into the Service Automation leader
HOUSTON, March 17, 2008 — BMC Software (NYSE: BMC) has signed a definitive agreement to purchase BladeLogic (NSDQ: BLOG), the leading and fastest growing data center automation company, for $28.00 in cash per outstanding share of BladeLogic common stock or approximately $800 million, net of cash acquired.
When completed, the BladeLogic acquisition will add a significant, high-growth revenue stream to BMC, accelerating the company’s long-term growth expectations for revenues, earnings, and cash flow.
“Organizations around the world will spend more than $140 billion dollars this year running data centers,” said Bob Beauchamp, BMC’s president and chief executive officer. “Automation is the only way IT can bring this spending under control and still meet the reliability and time-to-market requirements of their businesses. BMC’s acquisition of BladeLogic will create the new IT Service Automation leader, unique in its ability to provide these critical capabilities. It is a natural and very significant next step in our vision of Business Service Management.”
BMC was the first enterprise software company to articulate the customer need for Business Service Management (BSM), the most effective approach for managing IT from the perspective of the business. This acquisition will combine BMC’s BSM platform with BladeLogic’s award-winning data center automation solutions. BladeLogic is the fastest growing company in the fastest growing segment of IT management software.
Customers of the combined solution can expect a 90 percent improvement in IT operational efficiency in 90 days, as well as address the critical challenges of compliance, virtualization, and availability. In contrast, competitors’ incomplete and disjointed portfolios typically lead to partial solutions that demand expensive and lengthy professional services engagements.
“When it comes to data center management, IT organizations have learned the hard way that the architecture you start with is the architecture you’re stuck with,” said Dev Ittycheria, BladeLogic’s president and chief executive officer. “From day one, we focused on developing an architecture specifically designed for managing today’s complex data center. Our growth and competitive win rate is strong evidence that we got this right. Our award-winning, next-generation architecture will be a natural extension of BMC’s BSM platform.”
A highly integrated architecture is required to realize the potential of Service Automation. BMC and BladeLogic’s solution portfolios are already integrated, and customers have embraced the combined solution. This is a continuation of BMC’s strategy to preserve the “purpose built” capabilities of each company’s products, as demonstrated by BMC’s other recent successful acquisitions.

“BMC has a history of smart, successful acquisitions because we focus on customer needs, cultural compatibility and tight product integration,” said Jim Grant, senior vice president and general manager of BMC’s Enterprise Service Management business unit. “BMC is the only independent software vendor able to meet the customer demand for comprehensively architected and automated IT management solutions. For us, this is a great opportunity to capitalize on the customer dissatisfaction with our competitors’ offerings created by continued product shortcomings and forced migrations.”
Over the last twelve months, BMC has acquired and successfully integrated multiple companies whose performance continues to exceed expectations.
David Williams, research vice president, Gartner, recently reinforced the importance of IT automation stating, “Automating the IT management process continues to be a key objective for IT executives focused on driving cost and complexity out of IT operations.”
BMC expects this transaction to significantly accelerate the company’s top-line growth. From an EPS perspective, BMC expects it to be slightly dilutive to non-GAAP earnings in fiscal year 2009, including the write-down of deferred revenues and one-time integration and retention expenses. The company expects it to be accretive to non- GAAP earnings in fiscal year 2010. The acquisition will be conducted by means of a tender offer for all of the outstanding shares of common stock of BladeLogic, followed by a second-step merger. The board of directors of BladeLogic has unanimously recommended that the stockholders of BladeLogic accept the offer. The offer, which is expected to commence within the next ten days, will be subject to customary conditions, including regulatory approvals.
Conference Call
The companies will host a financial analyst and press conference call today at 7:30 a.m. CDT (8:30 a.m. EDT). The call can be accessed at 888-778-8904 or 913-312-1494. Audio of the conference call will be available live and also at www.bmc.com/investors. A replay of the conference call will be available soon after the call is completed.
About BMC Software
BMC Software is a leading global provider of enterprise management solutions that empower companies to automate their IT and align it to the needs of the business. Delivering Business Service Management, BMC solutions span enterprise systems, applications, databases and service management. For the four fiscal quarters ended December 31, 2007, BMC revenue was approximately $1.7 billion. For more information, visit www.bmc.com.
About BladeLogic
BladeLogic is a provider of leading data center automation software with a large installed base of Fortune Global 500 customers, including 21 of the top 100 global companies, 3 of the top 10 aerospace and defense companies, 7 of the top 25 commercial and savings banks, 3 of the top 5 securities companies, 2 of the top 3 entertainment companies, 2 of the top 3 general merchandisers, 7 of the top 12 pharmaceutical companies and 7 of the top 10 telecommunications companies. BladeLogic’s data center automation software solutions enable enterprises, service providers and government organizations to easily browse, provision, configure, patch, audit and remediate physical and virtual servers and applications, allowing customers to achieve reduced data center operating costs, improved service quality and enhanced security and compliance. BladeLogic is headquartered in Lexington, Massachusetts, USA. For more information, please visit www.bladelogic.com.
Legal Statements
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF BLADELOGIC’S COMMON STOCK WILL ONLY BE MADE PURSUANT TO A TENDER OFFER STATEMENT ON SCHEDULE TO, INCLUDING AN OFFER TO PURCHASE AND OTHER RELATED MATERIALS THAT BENGAL ACQUISITION CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF BMC SOFTWARE, INC., INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. ONCE FILED, BLADELOGIC STOCKHOLDERS SHOULD READ THOSE MATERIALS CAREFULLY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. ONCE FILED, BLADELOGIC STOCKHOLDERS WILL BE ABLE TO OBTAIN THE TENDER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO THE OFFER, FREE OF CHARGE AT THE WEBSITE OF THE

SECURITIES AND EXCHANGE COMMISSION AT www.sec.gov, FROM THE INFORMATION AGENT AND DEALER MANAGER NAMED IN THE TENDER OFFER MATERIALS OR FROM BENGAL ACQUISITION CORPORATION.
This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of BMC and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, BladeLogic’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described from time to time in BMC’s and BladeLogic’s Securities and Exchange Commission reports, including but not limited to the risks described in BMC’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007 and BladeLogic’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007. BMC assumes no obligation and does not intend to update these forward-looking statements.
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